EXHIBIT 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




We consent to the incorporation by reference of our report dated February 28, 2003, except for Note 13, as to which the date is April 29, 2003, included in this Form 10-K, into the Company's previously filed Registration Statement Nos. 333-17281, 333-17283, and 333-44249.


                                        /s/ Lurie Besikof Lapidus & Company, LLP


Minneapolis, Minnesota
June 2, 2003








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